QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (File Nos. 333-48796, 333-63072 and 333-63074) of Versicor Inc. of our report dated February 11, 2002 relating to the financial statements, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
March 11, 2002

QuickLinks

  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS